Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending December 31, 2015 and 2014

	4th Quarter
(in thousands, except per share data)	2015	2014	Change

Revenues
Oil, natural gas liquids and natural gas sales	$167,751	$286,747	$(118,996)
Gain on derivative instruments, net	25,048	325,521	(300,473)

Total revenues	192,799	612,268	(419,469)

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	52,447	74,571	(22,124)
Production and ad valorem taxes	11,597	20,961	(9,364)
Depreciation, depletion and amortization	159,784	148,996	10,788
Asset impairment	825,918	235,301	590,617
Exploration	2,604	6,872	(4,268)
General and administrative	54,794	28,553	26,241
Accretion of discount on asset retirement obligations	1,729	1,958	(229)
(Gain) loss on sale of assets and other	(524)	833	(1,357)

Total operating costs and expenses	1,108,349	518,045	590,304

Operating Income (Loss)	(915,550)	94,223	(1,009,773)

Other Income (Expense)
Interest expense	(10,022)	(10,397)	375
Other income	80	134	(54)

Total other expense	(9,942)	(10,263)	321

Income (Loss) From Continuing Operations Before Income Taxes	(925,492)	83,960	(1,009,452)
Income tax expense (benefit)	(334,686)	17,441	(352,127)

Income (Loss) From Continuing Operations	(590,806)	66,519	(657,325)

Discontinued Operations, net of tax
Loss from discontinued operations	—	(1,143)	1,143
Gain on disposal of discontinued operations, net	—	42	(42)

Loss From Discontinued Operations	—	(1,101)	1,101

Net Income (Loss)	$(590,806)	$65,418	$(656,224)

Diluted Earnings Per Average Common Share
Continuing operations	$(7.50)	$0.91	$(8.41)
Discontinued operations	—	(0.02)	0.02

Net Income (Loss)	$(7.50)	$0.89	$(8.39)

Basic Earnings Per Average Common Share
Continuing operations	$(7.50)	0.91	$(8.41)
Discontinued operations	—	(0.01)	0.01

Net Income (Loss)	$(7.50)	$0.90	$(8.40)

Diluted Avg. Common Shares Outstanding	78,783	73,343	5,440

Basic Avg. Common Shares Outstanding	78,783	72,988	5,795

Dividends Per Common Share	$0.02	$0.02	$0.0

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 12 months ending December 31, 2015 and 2014

	Year-to-date
(in thousands, except per share data)	2015	2014	Change

Revenues
Oil, natural gas liquids and natural gas sales	$763,261	$1,344,194	$(580,933)
Gain on derivative instruments, net	115,293	335,019	(219,726)

Total revenues	878,554	1,679,213	(800,659)

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	228,380	274,432	(46,052)
Production and ad valorem taxes	57,380	102,063	(44,683)
Depreciation, depletion and amortization	593,789	548,564	45,225
Asset impairment	1,292,308	416,801	875,507
Exploration	14,878	28,090	(13,212)
General and administrative	149,132	122,052	27,080
Accretion of discount on asset retirement obligations	7,108	7,608	(500)
(Gain) loss on sale of assets and other	(26,570)	2,642	(29,212)

Total operating costs and expenses	2,316,405	1,502,252	814,153

Operating Income (Loss)	(1,437,851)	176,961	(1,614,812)

Other Income (Expense)
Interest expense	(43,108)	(37,771)	(5,337)
Other income	223	1,181	(958)

Total other expense	(42,885)	(36,590)	(6,295)

Income (Loss) From Continuing Operations Before Income Taxes	(1,480,736)	140,371	(1,621,107)
Income tax expense (benefit)	(535,005)	40,728	(575,733)

Income (Loss) From Continuing Operations	(945,731)	99,643	(1,045,374)

Discontinued Operations, net of tax
Income from discontinued operations	—	29,292	(29,292)
Gain on disposal of discontinued operations, net	—	439,097	(439,097)

Income From Discontinued Operations	—	468,389	(468,389)

Net Income (Loss)	$(945,731)	$568,032	$(1,513,763)

Diluted Earnings Per Average Common Share
Continuing operations	$(12.43)	$1.36	$(13.79)
Discontinued operations	—	6.39	(6.39)

Net Income (Loss)	$(12.43)	$7.75	$(20.18)

Basic Earnings Per Average Common Share
Continuing operations	$(12.43)	$1.37	$(13.80)
Discontinued operations	—	6.42	(6.42)

Net Income (Loss)	$(12.43)	$7.79	$(20.22)

Diluted Avg. Common Shares Outstanding	76,078	73,275	2,803

Basic Avg. Common Shares Outstanding	76,078	72,897	3,181

Dividends Per Common Share	$0.08	$0.47	$(0.39)

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of December 31, 2015 and December 31, 2014

(in thousands)	December 31, 2015	December 31, 2014

ASSETS
Current Assets
Cash and cash equivalents	$1,272	$1,852
Accounts receivable, net	63,097	157,678
Inventories	11,255	14,251
Assets held for sale	93,739	395,797
Derivative instruments	56,963	322,337
Prepayments and other	20,014	27,445

Total current assets	246,340	919,360

Property, Plant and Equipment
Oil and natural gas properties, net	4,302,332	5,152,748
Other property and equipment, net	48,358	46,389

Total property, plant and equipment, net	4,350,690	5,199,137

Other postretirement assets	3,881	—
Other assets	12,782	19,761

TOTAL ASSETS	$4,613,693	$6,138,258

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$64,742	$101,453
Accrued taxes	5,801	5,530
Accrued wages and benefits	28,563	21,553
Accrued capital costs	79,206	207,461
Revenue and royalty payable	60,493	72,047
Liabilities related to assets held for sale	12,789	24,230
Pension liabilities	15,685	24,609
Deferred income taxes	—	79,164
Derivative instruments	459	988
Other	19,783	23,288

Total current liabilities	287,521	560,323

Long-term debt	776,087	1,038,563
Asset retirement obligations	89,990	94,060
Pension and other postretirement liabilities	—	15,935
Deferred income taxes	552,369	1,000,486
Other long-term liabilities	11,866	14,287

Total liabilities	1,717,833	2,723,654

Total Shareholders’ Equity	2,895,860	3,414,604

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$4,613,693	$6,138,258

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending December 31, 2015 and 2014

	4th Quarter
(in thousands, except sales price and per unit data)	2015	2014	Change

Operating and production data from continuing operations
Oil, natural gas liquids and natural gas sales
Oil	$140,505	$211,916	$(71,411)
Natural gas liquids	12,240	20,293	(8,053)
Natural gas	15,006	54,538	(39,532)

Total	$167,751	$286,747	$(118,996)

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$(92,484)	$230,490	$(322,974)
Natural gas liquids	—	(1,316)	1,316
Natural gas	(11,586)	32,286	(43,872)

Total	$(104,070)	$261,460	$(365,530)

Closed gains (losses) on derivative instruments
Oil	$115,519	$50,945	$64,574
Natural gas liquids	—	4,990	(4,990)
Natural gas	13,599	8,126	5,473

Total	$129,118	$64,061	$65,057

Total revenues	$192,799	$612,268	$(419,469)

Production volumes
Oil (MBbl)	3,584	3,213	371
Natural gas liquids (MMgal)	45.3	43.1	2.2
Natural gas (MMcf)	7,830	14,646	(6,816)

Total production volumes (MBOE)	5,967	6,681	(714)

Average daily production volumes
Oil (MBbl/d)	39.0	34.9	4.1
Natural gas liquids (MMgal/d)	0.5	0.5	—
Natural gas (MMcf/d)	85.1	159.2	(74.1)

Total average daily production volumes (MBOE/d)	64.9	72.6	(7.7)

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments
Oil (per barrel)	$71.44	$81.81	$(10.37)
Natural gas liquids (per gallon)	$0.27	$0.59	$(0.32)
Natural gas (per Mcf)	$3.65	$4.28	$(0.63)

Average realized prices excluding effects of all derivative instruments
Oil (per barrel)	$39.20	$65.96	$(26.76)
Natural gas liquids (per gallon)	$0.27	$0.47	$(0.20)
Natural gas (per Mcf)	$1.92	$3.72	$(1.80)

Costs per BOE
Oil, natural gas liquids and natural gas production expenses	$8.79	$11.16	$(2.37)
Production and ad valorem taxes	$1.94	$3.14	$(1.20)
Depreciation, depletion and amortization	$26.54	$22.08	$4.46
Exploration expense	$0.44	$1.03	$(0.59)
General and administrative*	$9.18	$4.27	$4.91
Net capital expenditures	$149,119	$425,045	$(275,926)

*	Includes pension and pension settlement expenses of $4.40 and $0.83 for the three months ended December 31, 2015 and 2014, respectively.

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 12 months ending December 31, 2015 and 2014

	Year-to-date
(in thousands, except sales price and per unit data)	2015	2014	Change

Operating and production data from continuing operations
Oil, natural gas liquids and natural gas sales
Oil	$631,663	$988,868	$(357,205)
Natural gas liquids	48,856	110,918	(62,062)
Natural gas	82,742	244,408	(161,666)

Total	$763,261	$1,344,194	$(580,933)

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$(242,227)	$271,200	$(513,427)
Natural gas liquids	—	287	(287)
Natural gas	(39,525)	43,958	(83,483)

Total	$(281,752)	$315,445	$(597,197)

Closed gains (losses) on derivative instruments
Oil	$346,404	$4,377	$342,027
Natural gas liquids	—	6,218	(6,218)
Natural gas	50,641	8,979	41,662

Total	$397,045	$19,574	$377,471

Total revenues	$878,554	$1,679,213	$(800,659)

Production volumes
Oil (MBbl)	14,023	11,814	2,209
Natural gas liquids (MMgal)	170.7	172.3	(1.6)
Natural gas (MMcf)	35,604	58,602	(22,998)

Total production volumes (MBOE)	24,022	25,684	(1,662)

Average daily production volumes
Oil (MBbl/d)	38.4	32.4	6.0
Natural gas liquids (MMgal/d)	0.5	0.5	—
Natural gas (MMcf/d)	97.5	160.6	(63.1)

Total average daily production volumes (MBOE/d)	65.8	70.4	(4.6)

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments
Oil (per barrel)	$69.75	$84.07	$(14.32)
Natural gas liquids (per gallon)	$0.29	$0.68	$(0.39)
Natural gas (per Mcf)	$3.75	$4.32	$(0.57)

Average realized prices excluding effects of all derivative instruments
Oil (per barrel)	$45.04	$83.70	$(38.66)
Natural gas liquids (per gallon)	$0.29	$0.64	$(0.35)
Natural gas (per Mcf)	$2.32	$4.17	$(1.85)

Costs per BOE
Oil, natural gas liquids and natural gas production expenses	$9.51	$10.68	$(1.17)
Production and ad valorem taxes	$2.39	$3.97	$(1.58)
Depreciation, depletion and amortization	$24.72	$21.36	$3.36
Exploration expense	$0.62	$1.09	$(0.47)
General and administrative*	$6.21	$4.75	$1.46
Net capital expenditures	$1,040,610	$1,372,510	$(331,900)

*	Includes pension and pension settlement expenses of $1.30 and $0.74 for the twelve months ended December 31, 2015 and 2014, respectively.